D A T A A S O F D E C E M B E R 3 1 , 2 0 1 5 U N L E S S O T H E R W I S E N O T E D INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2016 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Geographic Markets / Franchise Value • Strong Capital & Reserves • Commitment to Enhancing Shareholder Value • Relationship Banking Strategy / Customer Experience • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Prudent Expense Management / Cost Reduction Initiatives • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 243 community banking offices across the Mid-Atlantic • Asset size: $17.9 billion • 3,700+ team members (3,490 FTEs (1)) • Market capitalization: $2.3 billion (2) 4 (1) Full-time equivalent employees. (2) Based on shares outstanding and the closing price as of December 31, 2015.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Note: Data as of June 30, 2015 per Federal Deposit Insurance Corporation (FDIC) Summary of Deposits. Household Income Data as of June 30, 2015 per SNL Financial LC. (1) Median HH Income, 2016 – 2021 Projected Population Change and 2016 – 2021 Projected HH Income Change are weighted by deposits in each MSA. Median Deposits Market Market Household (HH) Metropolitan Statistical Area (MSA) (in millions) Rank Share Income Population HH Income Lancaster, PA 2,826$ 1 25.72% 59,989$ 2.53% 8.62% Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,686 13 0.79% 63,514 1.64% 6.63% Allentown-Bethlehem-Easton, PA-NJ 1,400 5 8.60% 60,194 1.24% 7.44% New York-Newark-Jersey City, NY-NJ-PA 1,123 64 0.08% 68,223 2.75% 5.53% Baltimore-Columbia-Towson, MD 872 9 1.29% 70,839 3.34% 5.20% York-Hanover, PA 772 4 11.33% 59,123 1.50% 5.20% Harrisburg-Carlisle, PA 694 5 5.63% 61,028 2.14% 8.80% Lebanon, PA 688 1 34.10% 58,978 1.97% 8.92% Reading, P 482 7 3.54% 59,208 0.67% 9.86% Hagerstown-Martinsburg, MD-WV 454 2 13.70% 57,557 3.46% 4.91% Top 10 Fulton Financial Corporation MSAs (1) 11,999$ 62,184$ 2.10% 7.22% Total Franchise (1) 13,812$ 61,860$ 2.20% 7.11% Nationwide 55,551$ 3.69% 7.77% 2016-2021 Projected Change

Name Position Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman, President & CEO 36 36 Various roles since joining in 1979 Patrick Barrett (1) Senior EVP & CFO 2 23 SunTrust, JPMorgan, Deloitte Touche Tomatsu Craig Roda Senior EVP/ Community Banking 37 37 Various roles since joining in 1979 Philmer Rohrbaugh (1) Senior EVP/ CRO 3 38 KPMG, Arthur Andersen Curtis Myers Senior EVP/ President and COO of Fulton Bank 25 25 Various roles since joining in 1990 Meg Mueller Senior EVP & CCO 19 29 Various roles since joining in 1996 Angela Sargent Senior EVP/ CIO and IT Manager 23 23 Various roles since joining in 1992 DEEP EXECUTIVE MANAGEMENT TEAM 6 (1) Includes years of service in public accounting as a financial services industry specialist

2015 HIGHLIGHTS Diluted Earnings Per Share • $0.22 diluted earnings per share in 4Q15, $0.85 YTD Loan and Core Deposit Growth • 3.5% increase in average loans and 8.9% increase in average core deposits • Ending loans increased 5.5% in 2015, with more than 75% of this growth occurring in the last six months of the year Net Interest Income & Margin • Net interest income and net interest margin both decreased modestly during the year • Q4 2015 saw an increase in each compared to Q3 2015 Asset Quality Improvements • Lower provision, lower net charge-offs and lower delinquency Non-Interest Income (Excluding Securities Gain) • Increase of 4.5% in total, with increases across most categories Non-Interest Expenses (Excluding Loss on Redemption of TruPS) • Increase of 3.3% reflecting continued build-out of Compliance, Risk Management & Technology 7

INCOME STATEMENT SUMMARY – ANNUAL COMPARISON Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. Net Income of $149.5 million, down 5.3% due primarily to lower net interest income and higher non-interest expense, partially offset by lower loan loss provision and higher non-interest income Net Interest Income Net interest income down 2.9% due to margin compression Loan Loss Provision $2.3 million provision in 2015 reflects significant improvements in asset quality Non-Interest Income Increase of 4.5% driven primarily by commercial loan interest rate swap fees, merchant fees, and mortgage banking income Non-Interest Expense Increase of 3.3% largely driven by higher salaries and benefits, data processing and software. 2015 2014 Change Net Interest Income 499,994$ 514,867$ (14,873)$ Loan Loss Provision 2,250 12,500 (10,250) Non-Interest Income 172,773 165,338 7,435 Securities Gains 9,066 2,041 7,025 Non-Interest Expense 474,534 459,246 15,288 Loss on redemption of TruPS 5,626 - 5,626 Income before Income Taxes 199,423 210,500 (11,077) Income Taxes 49,921 52,606 (2,685) Net Income 149,502$ 157,894$ (8,392)$ Per Share (Diluted) 0.85$ 0.84$ 0.01$ ROA 0.86% 0.93% (0.07%) ROE (tangible) (1) 10.01% 10.31% (0.30%) Efficiency rati (1) 68.61% 65.65% 2.96% (dollars in thousands, except per-share data) 8

INCOME STATEMENT SUMMARY – QUARTERLY COMPARISON

FULTON FINANCIAL CORPORATION

	Q4 2015	Q3 2015	Change
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 127,799	$ 125,694	$ 2,105
Provision for Credit Losses	2,750	1,000	1,750
Non-Interest Income	45,063	43,044	2,019
Securities Gains	776	1,730	(954)
Non-Interest Expense	118,439	119,263	(824)
Loss on redemption of TruPS	-	5,626	(5,626)
Income before Income Taxes	52,449	44,579	7,870
Income Taxes	13,914	10,328	3,586
Net Income	$ 38,535	$ 34,251	$ 4,284
Per Share (Diluted)	$ 0.22	$ 0.20	$ 0.02
ROA	0.86%	0.78%	0.08%
ROE (tangible) (1)	10.16%	9.11%	1.05%
Efficiency ratio (1)	66.63%	68.82%	(2.19%)

- **Net Income of $38.5 million; a 12.5% increase from 3Q15 and a 1.5% increase from 4Q14**
- Net Interest Income
  - *From 3Q15*: Increase of 1.7% due to a 1.5% increase in average earning assets and a 1 bp improvement in net interest margin (NIM)
  - *From 4Q14*: Remained unchanged due to 12 bps decline in NIM, being partially offset by 3.7% increase in average earning assets
- Loan Loss Provision

  $2.8 million provision in 4Q15 due primarily to growth in the loan portfolio
- Non-Interest Income
  - *From 3Q15*: Increase of 4.7% driven by increases in commercial loan interest rate swap fees and debit card income
  - *From 4Q14*: Increase of 9.2% due to increase in commercial loan interest rate swap fees, service charges on deposits and mortgage banking income
- Non-Interest Expenses
  - $5.6 million loss on redemption of trust preferred securities (TruPS) in Q315; excluding this loss:
  - *From 3Q15*: Decrease of 0.7% due to lower other outside service fees
  - *From 4Q14*: Increase of 0.6%

Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets

(1) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

9

NET INTEREST INCOME AND MARGIN 10 Net Interest Income & Net Interest Margin (NIM (1)) ~ $730 million ~ $610 million $544.3 $527.2 $514.9 $500.0 3.76% 3.50% 3.39% 3.21% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 $550.0 $600.0 2012 2013 2014 2015 Net Interest Income FULT NIM Average Interest-Earning Assets & Yields Average Liabilities & Rates $3.0 $3.0 $2.8 $2.8 $12.0 $12.6 $12.9 $13.3 4.45% 4.03% 3.91% 3.73% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $- $4.0 $8.0 $12.0 $16.0 $20.0 2012 2013 2014 2015 Securities & Other Loans Earning Asset Yield (1) $12.4 $12.5 $12.9 $13.7 $1.6 $2.1 $1.8 $1.3 0.92% 0.72% 0.72% 0.74% 0.0% 1.0% 2.0% 3.0% $- $4.0 $8.0 $12.0 $16.0 $20.0 2012 2013 2014 2015 Deposits Borrowings Cost of Interest-bearing Liabilities(1) Presented on a fully-taxable equivalent basis. ($ IN BILLIONS) ($ IN MILLIONS) ($ IN BILLIONS)

$13.3 $13.4 $13.5 $13.9 $14.2 $1.5 $1.4 $1.4 $1.3 $1.2 0.76% 0.80% 0.77% 0.72% 0.69% 0.5% 0.7% 0.9% $- $3.0 $6.0 $9.0 $12.0 $15.0 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Deposits Borrowings Cost of Interest-bearing Liabilit ies $2.9 $2.8 $2.8 $2.9 $2.8 $13.1 $13.1 $13.2 $13.4 $13.7 3.85% 3.83% 3.74% 3.68% 3.67% 0.0% 2.0% 4.0% $- $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Securities & Other Loans Earning Asset Yield (FTE) NET INTEREST INCOME AND MARGIN – QUARTER COMPARISON Net Interest Income & Net Interest Margin $128.0 $123.6 $122.9 $125.7 $127.8 3.31% 3.27% 3.20% 3.18% 3.19% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 11

LOAN PORTFOLIO COMPOSITION & YIELD 12 Note: Loan portfolio composition is based on average balances for the years ended December 31, 2011 to 2015. (1) Presented on a fully-taxable equivalent basis. $4.5 $4.6 $4.9 $5.1 $5.2 $3.7 $3.6 $3.7 $3.7 $3.9 $1.6 $1.6 $1.7 $1.7 $1.7 $1.0 $1.2 $1.3 $1.4 $1.4 $0.7 $0.6 $0.6 $0.6 $0.7 $0.4 $0.4 $0.4 $0.4 $0.4 5.09% 4.81% 4.39% 4.21% 4.04% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2011 2012 2013 2014 2015 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) $12.6 A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Average loans are up 3.5% in 2015 compared to 2014; Commercial and Commercial Mortgage up 4.0%, Construction loans up 15.0%, partially offset by declines in Consumer and Home Equity loans. $11.9 $12.0 $12.9 $13.3

DEPOSIT PORTFOLIO COMPOSITION 13 Note: Deposit composition is based on average balances for the periods indicated. 23% 27% 23% 17% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Year Ended December 31, 2014 22% 28% 24% 17% 9% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Year Ended December 31, 2015 Average demand and savings up 8.9% compared to 2014; while total average deposits are up 6.8%.

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short- term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Rate Annual Change in % Change (1) Net Interest Income (2) Change +300 bps $ 73.2 million 14.2% +200 bps $ 48.8 million 9.4% +100 bps $ 22.2 million 4.3% - 100 bps $ (15.7) million -3.0% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT DECEMBER 31, 2015 14

$211.1 $154.3 $138.5 $144.8 1.74% 1.21% 1.06% 1.05% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $50.0 $100.0 $150.0 $200.0 $250.0 2012 2013 2014 2015 NPLs NPLs/Loans ASSET QUALITY – ANNUAL COMPARISON ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 106.82% 132.82 134.26 118.37% 1.86% 1.60% 1.42% 1.24% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 0.00% 25.00% 50.00% 75.00% 100.00% 125.00% 150.00% 2012 2013 2014 2015 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $126.7 $61.0 $31.5 $16.8 1.06% 0.49% 0.24% 0.13% 0.00% 0.50% 1.00% 1.50% 2.00% $- $40.0 $80.0 $120.0 $160.0 2012 2013 2014 2015 NCOs NCOs/Average Loans 15 $94.0 $40.5 $12.5 $2.3 $- $20.0 $40.0 $60.0 $80.0 $100.0 2012 2013 2014 2015

$44.6 $30.6 $17.1 $18.2 1.85% 1.63% 1.19% 1.35% 0.0% 0.5% 1.0% 1.5% 2.0% $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 2012 2013 2014 2014 Gains on Sales Servicing Income Spread on Sales (2) NON-INTEREST INCOME – ANNUAL COMPARISON ($ IN MILLIONS) 16 Non-interest Income (Excluding Securities Gains) $207.2 $180.0 $165.3 $172.8 $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 $225.0 2012 (1) 2013 2014 2015 Mortgage Banking Income & Spreads Other Non-interest Income (1) Excludes $6.5 million gain on sale of Global Exchange Group. (2) Represents Gains on Sales divided by total commitments to originate residential mortgage loans for customers during each of the periods indicated. $- $40.0 $80.0 $120.0 $160.0 2012 2013 2014 2015 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $162.6 $149.4 $148.2 $154.6

$- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $37.5 $35.9 $38.7 $39.2 $40.7 $41.3 $40.6 $44.1 $43.0 $45.1 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 NON-INTEREST INCOME – QUARTER COMPARISON ($ IN MILLIONS) Non-interest Income, Excluding Securities Gains ~ $730 million ~ $610 million Mortgage Banking Income & Spreads Other Non-interest Income 1.03% 1.11% 1.62% 1.17% 1.60% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Gains on Sales Servicing Income Spread on Sales (1) $3.7 $4.7 $5.3 $3.9 $4.3 (1) Represents Gains on Sales divided by total commitments to originate residential mortgage loans for customers during each of the periods indicated. 17

$- $50.0 $100.0 $150.0 $200.0 $250.0 2012 2013 2014 2015(3) Occp & Equip Data Processing & Software Outside Srvs Other $205.4 $208.2 $208.2 $213.7 3,520 3,610 3,560 3,560 3,400 3,500 3,600 3,700 3,800 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2012 2013 2014 2015 Total Salaries Employee Benefits Average Full-time Equivalent Employees $243.9 $253.2 $251.0 $260.8 NON-INTEREST EXPENSE – ANNUAL COMPARISON ($ IN MILLIONS) 18 Non-interest Expense & Efficiency Ratio (1) Salaries and Employee Benefits & Staffing Other Non-interest Expense (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. (2) 2015 Non-interest Expense excludes $5.6 million loss on redemption of TruPS. (3) 2015 Other Non-interest Expense excludes $5.6 million loss on redemption of TruPS. $449.3 $461.4 $459.2 $474.5 57.6% 63.4% 65.7% 68.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $100.0 $200.0 $300.0 $400.0 $500.0 2012 2013 2014 2015(2) Non-interest income FULT: Efficiency Ratio

$117.7 $118.5 $118.4 $119.3 $118.4 67.5% 70.2% 68.9% 68.8% 66.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q4 2014 Q1 2015 Q2 2015 Q3 2015 (2) Q4 2015 NON-INTEREST EXPENSES – QUARTER COMPARISON ($ IN MILLIONS) Non-interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million Salaries and Employee Benefits & Staffing Other Non-interest Expenses 3,520 3,460 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Total Salaries Employee Benefits Average Full-time Equivalent Employees $65.4 $65.0 $65.1 $65.3 $65.5 $- $10.0 $20.0 $30.0 40.0 $50.0 $60.0 Q4 2014 Q1 2015 Q2 2015 Q3 2015(3) Q4 2015 Occp & Equip Data Processing & Software Outside Srvs Other $52.3 $53.5 $53.3 $54.0 $52.9 19 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. (2) 2015 Non-interest Expense excludes $5.6 million loss on redemption of TruPS. (3) 2015 Other Non-interest Expense excludes $5.6 million loss on redemption of TruPS.

$1.8 $2.1 $3.2 $4.3 $4.6 $1.4 $8.2 $4.5 $0.4 $1.4 13 26 30 45 47 0 5 10 15 20 25 30 35 40 45 50 $- $3.0 $6.0 $9.0 $12.0 2011 2012 2013 2014 2015 Salaries & Benefits Expense Outside Consulting Services# Temporary Employee Expense Staffing $0.8$0.1 COMPLIANCE & RISK MANAGEMENT # Represents third-party consulting and legal services directly related to BSA/AML compliance program. 2015 and 2014 exclude $0.7 million and $0.6 million, respectively, of capitalized software costs. To tal A n n u al E xp e n ses , in m ill io n s • Strengthening Risk Management and Compliance infrastructures • Address deficiencies within BSA/AML compliance • BSA/AML enforcement actions at the Corporation and banking subsidiaries • Significant investments in personnel, outside services and systems BSA/AML Compliance Program Expenses and Staffing To tal N u m b e r o f Em p lo ye e s at Pe rio d En d 20

10.73% 10.76% 10.31% 10.01% 0.00% 4.00% 8.00% 12.00% 2012 2013 2014 2015 PROFITABILITY & CAPITAL ROA ROE (tangible) (1) Regulatory Capital Ratios & TCE Ratio (1) Diluted Earnings Per Common Share $ 0.80 $ 0.83 $ 0.84 $0.85 $- $0.25 $0.50 $0.75 $1.00 2012 2013 2014 2015 15.6% 15.0% 14.5% 13.3% 13.4% 13.1% 12.2% 10.3% 9.7% 9.3% 8.8% 8.7% 0.0% 4.0% 8.0% 12.0% 16.0% 2012 2013 2014 2015 Total Risk-Based Capital Ratio (2) Tier 1 Risk-Based Capital Ratio (2) TCE Ratio Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets. (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Estimates for 2015 0.98% 0.96% 0.93% 0.86% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2012 2013 2014 2015 21

STOCK REPURCHASE PROGRAMS June 2012 to January 2016 Repurchase Programs (1) Shares Repurchased 30.9 million % of Outstanding Shares 15.4% (2) Amount Repurchased $363 million Average Purchase Price $11.74 22 demand and savings (1) Share repurchases completed from June 2012 through January 31, 2016. (2) Total shares repurchased as a percentage of outstanding common stock on June 30, 2012. In April 2015, the Board of Directors approved the repurchase of up to $50 million of shares of our common stock; this program was completed in August 2015. In October 2015, the Board of Directors approved a new repurchase program of up to $50 million of the Corporation’s common stock, or approximately 2.3% of outstanding shares, through December 31, 2016, of which 550,000 shares have been repurchased through January 31, 2016 at a total cost of $6.8 million.

AVERAGE ASSETS AND ROA, BY BANK Year Ended Dec 31, 2015 Return on Average Assets (1) Average Assets ($ Millions) 2015 2014 Fulton Bank, N.A. $9,685 1.06% 1.21% Lafayette Ambassador Bank 1,453 0.92% 1.00% The Columbia Bank 2,099 0.88% 0.79% Swineford National Bank 304 0.87% 0.81% Fulton Bank of New Jersey 3,591 0.77% 0.76% FNB Bank, N.A. 342 0.47% 0.86% Fulton Financial Corporation $17,407 0.86% 0.93% Year Ended Dec 31, (1) Net Income divided by average assets, annualized. 23

2016 OUTLOOK • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Net Interest Margin: Stable on an annual basis, with modest volatility (+/- 0 to 3 basis points) on a quarterly basis • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gain): Mid- to high-single digit growth rate • Non-Interest Expense (Excluding Loss on Redemption of TruPS): Low- to mid- single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders 24

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 26 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Balance Yield Q3 2015 Q4 2014 Q3 2015 Q4 2014 Comm'l Mort 5,366$ 4.05% 124$ 235$ (0.04%) (0.31%) Commercial 4,035 3.74% 148 312 (0.04%) (0.07%) Home Equity 1,694 4.07% 1 (42) (0.01%) (0.06%) Resid Mort 1,377 3.79% (4) (1) 0.01% (0.12%) Construction 766 3.75% 12 68 (0.13%) (0.21%) Cons./Other 421 5.57% 8 31 (0.58%) (0.52%) Total Loans 13,659$ 3.96% 289$ 603$ (0.06%) (0.20%) (dollars in millions) Balance FromQ4 2015 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 27 Balance Rate Q3 2015 Q4 2014 Q3 2015 Q4 2014 Nonint DDA 3,999$ - % 95$ 368$ - % - % Int DDA 3,412 0.13% 95 266 0.00% 0.00% Savings/MMDA 3,904 0.17% 190 356 0.02% 0.04% CD's 2,904 1.03% (60) (113) 0.00% 0.07% Total Deposits 14,219 0.29% 320 877 0.00% 0.01% Cash Mgt 223 0.08% (6) (47) 0.01% 0.00% Total Customer Funding 14,442$ 0.29% 314$ 830$ 0.00% 0.01% (dollars in millions) Balance FromQ4 2015 Change In Rate From Note: Average customer funding is for the three months ended December 31, 2015.

# ENDING LOAN DISTRIBUTION BY STATE

## DECEMBER 31, 2015

FULTON FINANCIAL CORPORATION

| | Comm'l | Comm'l Mortgage | Constr. | Res. Mtg. | Consumer & Other | Total |
|---|---|---|---|---|---|---|
| | | | *(in thousands)* | | | |
| Pennsylvania | $ 2,928,235 | $ 2,774,499 | $ 477,443 | $ 650,087 | $ 1,291,230 | $ 8,121,494 |
| New Jersey | 563,554 | 1,401,844 | 156,487 | 240,679 | 366,130 | 2,728,694 |
| Maryland | 328,466 | 572,378 | 62,423 | 181,783 | 282,240 | 1,427,290 |
| Virginia | 140,036 | 461,884 | 59,547 | 224,372 | 65,132 | 950,971 |
| Delaware | 128,671 | 251,725 | 44,088 | 79,239 | 106,430 | 610,153 |
| | $ 4,088,962 | $ 5,462,330 | $ 799,988 | $ 1,376,160 | $ 2,111,162 | $ 13,838,602 |

28

NON-PERFORMING LOANS* DECEMBER 31, 2015 29 Comm'l Consumer Ending Loans NPLs/Loans Comm'l Mortgage Constr. Res. Mtg. & Other Total NPLs by State by State (dollars in thousands) Pennsylvania 27,961$ 15,282$ 9,033$ 10,483$ 7,723$ 70,482$ 8,121,494$ 0.87% Maryland 3,938 4,048 1,272 3,319 1,776 14,353 1,427,290 1.01% New Jersey 5,823 20,515 1,826 8,104 7,319 43,587 2,728,694 1.60% Virginia 6,185 805 117 5,861 1,431 14,399 950,971 1.51% Delaware 164 520 212 717 380 1,993 610,153 0.33% 44,071$ 41,170$ 12,460$ 28,484$ 18,629$ 144,814$ 13,838,602$ 1.05% Ending Loans 4,088,962$ 5,462,330$ 799,988$ 1,376,160$ 2,111,162$ 13,838,602$ Non-performing Loan % (12/31/15) 1.08% 0.75% 1.56% 2.07% 0.88% 1.05% Non-performing Loan % (9/30/15) 0.97% 0.92% 1.95% 2.00% 0.72% 1.07% * Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) YEAR ENDED DECEMBER 31, 2015 30 Comm'l Consumer Average Loans Charge-Offs to Comm'l Mortgage Constr. Res. Mtg. & Other Total by State Average Loans (dollars in thousands) Pennsylvania 10,269$ 499$ (841)$ 1,704$ 3,920$ 15,551$ 7,807,732$ 0.20% Maryland (285) (100) (1,722) 631 429 (1,047) 1,424,316 -0.07% New Jersey 425 1,043 30 227 915 2,640 2,547,480 0.10% Virginia (12) - (78) (116) 16 (190) 976,485 -0.02% Delaware (22) (25) (12) (156) 30 (185) 574,960 -0.03% 10,375$ 1,417$ (2,623)$ 2,290$ 5,310$ 16,769$ 13,330,973$ 0.13% Average Loans 3,882,998$ 5,246,054$ 726,914$ 1,371,321$ 2,103,686$ 13,330,973$ Net Charge-offs (Recoveries) to Average Loans 0.27% 0.03% -0.36% 0.17% 0.25% 0.13%

INVESTMENT PORTFOLIO DECEMBER 31, 2015 31 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value Collateralized mortgage obligations 3.8 835$ (14)$ 821$ Mortgage-backed securities 5.0 1,155 4 1,159 State and municipal securities 5.1 257 6 263 Auction rate securities 1.5 107 (9) 98 Corporate debt securities 8.9 100 (3) 97 U.S. Government sponsored agency securities 4.4 25 - 25 Bank stocks N/A 14 7 21 Other equity securities N/A 1 - 1 Total Investments 4.3 2,494$ (9)$ 2,485$ (dollars in millions)

A SUSTAINABLE PAYOUT $0.20 $0.30 $0.32 $0.34 $0.38 2.04% 3.12% 2.44% 2.75% 2.92% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 $0.40 2011 2012 2013 2014 2015 Cash Dividend Yield 32 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2011 to December 31 , 2015. Cash Dividend Per Common Share & Yield CAGR (2) = 17.4% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-INTEREST INCOME (EXCLUDING SECURITIES GAINS) 33 Q4 2015 Q3 2015 Q4 2014 Q3 2015 Q4 2014 Invt Mgt & Trust 10,919$ 11,237$ 11,188$ (318)$ (269)$ Overdraft & NSF Fees 5,694 5,652 5,500 42 194 Mortgage Banking Income 4,318 3,864 3,723 454 595 Service Charges 3,877 3,912 3,609 (35) 268 Merchant Fees 3,772 4,001 3,486 (229) 286 Cash Mgt Fees 3,338 3,418 3,120 (80) 218 Debit Card Fees 3,161 2,572 2,896 589 265 Commercial Swap Fees 2,430 1,251 1,071 1,179 1,359 Credit Card Fees 2,381 2,548 2,322 (167) 59 Letters of Credit 1,335 1,143 1,115 192 220 Other Income 3,838 3,446 3,223 392 615 Total Non-Interest Income 45,063$ 43,044$ 41,253$ 2,019$ 3,810$ (in thousands) Change From

NON-INTEREST EXPENSE 34 Q4 2015 Q3 2015 Q4 2014 Q3 2015 Q4 2014 Salaries & Benefits 65,467$ 65,308$ 65,398$ 159$ 69$ Occupancy & Equipment 15,192 14,305 14,779 887 413 Data Proc. & Software 9,195 9,089 7,617 106 1,578 Outside Services 6,537 7,373 8,720 (836) (2,183) FDIC Insurance 2,896 2,867 2,772 29 124 Professional fees 2,814 2,828 2,382 (14) 432 Supplies & Postage 2,399 2,708 2,459 (309) (60) Marketing 1,754 2,102 2,414 (348) (660) Telecommunications 1,430 1,587 1,677 (157) (247) OREO & Repo Expenses, net 1,123 1,016 236 107 887 Operating Risk Loss 987 1,136 485 (149) 502 Loss on redemption of TRUPS - 5,626 - (5,626) - Other Expenses 8,645 8,944 8,781 (299) (136) Total Non-Interest Expenses 118,439$ 124,889$ 117,720$ (6,450)$ 719$ (in thousands) Change From

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Dec 31 2014	Mar 31 2015	Jun 30 2015	Sep 30 2015	Dec 31 2015
	(dollars in thousands)				
Efficiency ratio					
Non-interest expense	$ 117,720	$ 118,478	$ 118,354	$ 124,889	$ 118,439
Less: Intangible amortization	(315)	(130)	(106)	(5)	(6)
Less: Loss on redemption of TruPS				(5,626)	-
Numerator	$ 117,405	$ 118,348	$ 118,248	$ 119,258	$ 118,433
Net interest income (fully taxable equivalent)	$ 132,614	$ 128,085	$ 127,444	$ 130,250	$ 132,683
Plus: Total Non-interest income	42,101	44,737	46,489	44,774	45,839
Less: Investment securities (gains) losses	(848)	(4,145)	(2,415)	(1,730)	(776)
Denominator	$ 173,867	$ 168,677	$ 171,518	$ 173,294	$ 177,746
Efficiency ratio	67.53%	70.16%	68.94%	68.82%	66.63%

	Three Months Ended				
	Dec 31 2014	Mar 31 2015	Jun 30 2015	Sep 30 2015	Dec 31 2015
	(dollars in thousands)				
Return on Average common shareholders' equity (tangible)					
Net income	$ 37,949	$ 40,036	$ 36,680	$ 34,251	$ 38,535
Plus: Intangible amortization, net of tax	205	85	69	3	4
Numerator	$ 38,154	$ 40,121	$ 36,749	$ 34,254	$ 38,539
Average shareholders' equity	$ 2,052,211	$ 2,015,963	$ 2,031,788	$ 2,022,829	$ 2,036,769
Less: Average goodwill and intangible assets	(531,955)	(531,732)	(531,618)	(531,564)	(531,559)
Average tangible shareholders' equity (denominator)	$ 1,520,256	$ 1,484,231	$ 1,500,170	$ 1,491,265	$ 1,505,210
Return on average common shareholders' equity (tangible), annualized	9.96%	10.96%	9.83%	9.11%	10.16%

35

NON-GAAP RECONCILIATION 36 Dec 31 Dec 31 Dec 31 Dec 31 2012 2013 2014 2015 Efficiency ratio Non-interest expense 449,294$ 461,433$ 459,246$ 480,160$ Less: Intangible amortization (3,031) (2,438) (1,259) (247) Less: Loss on redemption of TruPS - - - (5,626) Numerator 446,263$ 458,995$ 457,987$ 474,287$ Net interest income (fully taxable equivalent) 561,190$ 544,474$ 532,322$ 518,464$ Plus: Total Non-interest income 216,412 187,664 167,379 181,839 Less: Investment securities (gains) losses (3,026) (8,004) (2,041) (9,066) Denominator 774,576$ 724,134$ 697,660$ 691,237$ Efficiency ratio 57.61% 63.39% 65.65% 68.61% Dec 31 Dec 31 Dec 31 Dec 31 2012 2013 2014 2015 Return on Average common shareholders' equity (tangible) Net income 159,845$ 161,840$ 157,894$ 149,502$ Plus: Intangible amortization, net of tax 1,970 1,584 818 161 Numerator 161,815$ 163,424$ 158,712$ 149,663$ Average shareholders' equity 2,050,994$ 2,053,821$ 2,071,640$ 2,026,883$ Less: Average goodwill and intangible assets (542,600) (534,431) (532,425) (531,618) Average tangible shareholders' equity (denominator) 1,508,394$ 1,519,390$ 1,539,215$ 1,495,265$ Return on average common shareholders' equity (tangible), annualized 10.73% 10.76% 10.31% 10.01% Year Ended Year Ended (dollars in thousands) (dollars in thousands)

NON-GAAP RECONCILIATION (CON’T) 37 Dec 31 Dec 31 Dec 31 Dec 31 2012 2013 2014 2015 Shareholders' equity (tangible), per share Shareholders' equity 2,081,656$ 2,063,187$ 1,996,665$ 2,041,894$ Less: Intangible assets (535,563) (533,076) (531,803) (531,556) Tangible shareholders' equity (numerator) 1,546,093$ 1,530,111$ 1,464,862$ 1,510,338$ Total assets 16,533,097$ 16,934,634$ 17,124,767$ 17,914,718$ Less: Intangible assets (535,563) (533,076) (531,803) (531,556) Total tangible assets (denominator) 15,997,534$ 16,401,558$ 16,592,964$ 17,383,162$ Tangible Common Equity to Tangible Assets (TCE Ratio) 9.7% 9.3% 8.8% 8.7% (dollars in thousands)

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